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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number       811-21751

                    Lazard World Dividend & Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:    06/30/06

ITEM 1.  REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World

Dividend & Income Fund, Inc.

Semi-Annual Report

J U N E   3 0 ,   2 0 0 6

Lazard World Dividend & Income Fund, Inc.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2006. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for a year, and we are pleased with LOR’s overall performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2006)

For the second quarter of 2006, the Fund’s Net Asset Value per share (“NAV”) gained 0.6%, beating the benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®), which fell 0.8% during this period. Similarly, for the year-to-date, the Fund’s NAV return of 9.9% has comfortably outpaced the benchmark return of 6.1% . And since inception, the Fund’s annualized NAV return of 19.3%, compared to the Index return of 18.1% . Shares of LOR ended the second quarter of 2006 with a market price of $19.62, representing a 7.7% discount to the Fund’s NAV of $21.26. The Fund’s net assets were $143.4 million as of June 30, 2006, with total leveraged assets of $211.0 million, representing 32.0% leverage.

We believe that LOR’s investment thesis remains sound. NAV returns, over all the measured time periods since inception, have outperformed the MSCI ACWI Index. Returns on the smaller, short-duration currency and debt portion of the Fund have been relatively modest in 2006, but have been a positive contributor to performance this year and since inception.

As of June 30, 2006, 67.2% of the Fund’s total leveraged assets consisted of world equities and 32.4% consisted of emerging markets currency and debt instruments, while the remaining 0.4% consisted of cash and other assets.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. The first dividend was paid on September 23, 2005. This distribution level represents an annualized market yield of 7.1% based on the share price of $19.62 at the close of NYSE trading on June 30, 2006. As per LOR’s policy, all distribution obligations have been met without returning any capital to the Fund’s stockholders.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(67.2% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 60 to 90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Barclays PLC, which provides commercial and investment banking, insurance, financial and asset management services, and operates branches in more than 60 countries worldwide; National Grid PLC, which owns, operates, and develops electricity and gas networks throughout the U.K. and in the northeastern United States; Taiwan Semiconductor Manufacturing Company, which engages in the design, manufacturing, sale, packaging, and testing of integrated circuits and other semiconductor devices; and Statoil, Norway’s largest oil and gas company,

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

which is one of the largest net sellers of crude oil in the world and a major supplier of natural gas to the European continent.

As of June 30, 2006, the world equity portfolio consisted 34.5% of stocks based in North America, 18.3% were from Continental Europe (not including the U.K.), 20.9% were from the U.K., 6.7% were from Asia, 12.2% were from Australia and New Zealand, 4.1% were Latin America, and 3.3% were from Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, were financials (23.6%), which includes banks, insurance companies, and financial services companies, and telecommunications services (18.3%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, information technology, and industrials. The average dividend yield on the world equity portfolio was 5.4% at June 30.

World Equity Market Review

The rally in world equities continued through the first half of the second quarter of 2006, before stocks fell sharply amid concerns over a potential acceleration in inflation and its implications for future monetary policy. Comments from the newly installed Federal Reserve (“Fed”) Chairman, Benjamin Bernanke, regarding the “unwelcome” increase in prices, called into question the prevailing belief that the cycle of monetary tightening in the U.S. was nearing an end. Concerns that the Fed would continue to aggressively raise rates fueled fears of a material global economic slowdown and a sharp contraction in liquidity, as central banks around the world tightened monetary policy. Not surprisingly, the sectors of the market that had performed best in recent years, such as economically sensitive groups and companies in the fragile economies of Japan and Germany, were hardest hit in the sell-off. Smaller, less-liquid markets, such as Greece and Austria, also lagged in the decline. In contrast, the U.S. and U.K. markets proved resilient.

From a sector perspective, defensive groups, such as utilities and consumer staples, outperformed. Commodity producers were also volatile during the quarter and were particularly hard hit in the sell-off. However, they performed in line with the broad index for the overall quarter, thanks to their strength early in the period. Energy stocks outperformed, as the price of oil proved resilient and ended the quarter near an all-time high. Performing strongly through April, emerging-markets and small-cap stocks were the most severely impacted. Smaller-cap stocks underperformed for the quarter, after significantly outperforming their larger peers in recent years. Emerging-markets equities led markets sharply lower, culminating in close to a 25% decline over a period of approximately one month. Much of the selling appears to have been indiscriminate, with activity focused in relatively liquid shares. Markets then began to recover around the middle of June. Clearly, the markets are concerned about higher interest rates, tighter labor supplies around the world, and high commodity prices, particularly energy-related commodities. Any changes in these macro factors could have strong impacts on the market.

What Helped and What Hurt LOR

Delta Electronics (Taiwan), a technology holding, benefited performance of the Fund’s world equity portfolio, as its shares rose sharply after the company announced solid results. The position was opportunistically sold after its sharp rise and before markets corrected in mid May. BlueScope Steel (Australia), a materials holding, also performed well; a recovery in Asian steel prices was a primary driver of share appreciation, although continued industry consolidation has also helped. The portfolio’s utilities holdings, such as National Grid, Scottish and Southern Energy, and Enel, also benefited performance, as this normally defensive group performed well as the markets began to decline mid quarter.

Conversely, the world equity portfolio’s telecommunications holdings detracted from performance, as Telecom New Zealand declined after the New Zealand government decided that the company may need to provide greater access to its networks, possibly allowing rivals to gain market share. However, the actual regulatory outcome may be more benign than the current valuation would imply. If this is the case, Telecom New Zealand should be able to maintain profitability in the changing regulatory environment. At current levels, the stock is supported by a 9.5% dividend yield. Also hurting performance, Telemar Norte (Brazil) stock fell, after an unsuccessful attempt to simplify its capital structure.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(32.4% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration1 (typically, under one-year) emerging market forward currency contracts and local currency debt instruments. At June 30, this portfolio consisted primarily of forward currency contracts (85.5%), and a smaller allocation to sovereign debt obligations (10.5%) and structured notes (4.0%) and had an average duration of approximately 4.7 months, with an average yield of 8.8% .2

At June 30, the Fund’s emerging market currency and debt holdings were highly diversified across 30 countries within Eastern Europe (17.2%), Asia (26.7%), Latin America (20.5%), the Middle East (7.7%), Africa (17.2%), and the Commonwealth of Independent States and Baltic countries (9.6%) .

Emerging Market Currency and Debt Market Review After a solid first quarter characterized by strong performance and buoyant risk appetite, emerging markets witnessed a tumultuous second quarter. As liquidity continued to be drained slowly by many central banks across the globe, market technicals, risk reduction, and consequent volatility were the important second-quarter themes. Emerging markets currencies experienced directional pressure on the massive outflow of foreign equity capital, and FX volatility rose in the second quarter. Losses were most significant across countries perceived to be overvalued, high-beta to global risk appetite, or simply crowded.

During the past few years, a large number of emerging markets countries have experienced record dollar inflows from current account and/or capital account surpluses, which should have pressured their currencies stronger. Yet, in the growth versus inflation policy trade-off, most central banks chose growth, as central banks absorbed most inflows by increasing FX reserves and expanding money supply, preventing currency appreciation and preserving external competitiveness. Inflation has been rising (albeit from very low levels), and central bank officials are now being forced to take note of the immense size of their reserves (mostly in U.S. dollars) and the currency exposure this implies. Many of these countries are now curtailing these increasingly expensive intervention policies, and are hiking rates to address currency volatility and restore market confidence. Furthermore, rising rates in the developed markets have also pressured emerging market central bankers to tighten monetary policy.

What Helped and Hurt LOR

The portfolio’s large exposure to Russia was the top contributor to performance, driven primarily by the 3.2% appreciation of the currency. Russia continues to see massive dollar inflows, primarily due to oil exports. The Central Bank intervened by accumulating dollars to prevent these inflows from pressuring the ruble stronger. This led to increasing money supply and, consequently, rising inflation. However, with inflation already close to 11% in Russia, there has been a refocus on inflation control, allowing the ruble to appreciate.

Romania was also a leading contributor to performance. The National Bank of Romania has pursued its inflation-targeting policy with added fervor this year, after last year’s policy of easing rates to deter yield-seeking inflows (even in the face of persistent inflation) led to some loss of credibility. The Central Bank hiked rates in the second quarter and significantly raised reserve requirements.

Detracting from performance was the portfolio’s exposure to Turkey. While previously successful in controlling inflation, Turkey’s Central Bank came under scrutiny earlier in 2006. Turkey’s stock market has more than a 60% foreign-investor presence, led by hedge funds and private investors, and many of these investors rushed to the exits, when the stock market began to fall, and risk budgets were slashed. The Central Bank’s downplaying of the sell-off disappointed the already nervous market, and a subsequent release of the inflation numbers confirmed the market’s fears and fueled further panic selling. The Central Bank finally raised rates and announced it would intervene to support the currency. Turkish assets then recovered some of their losses, but still ended the quarter weaker.

Exposure to Colombia also hurt portfolio performance, as capital flight from the fixed income and equity markets led to a sell off in Colombia’s peso.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:
1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield excludes the implicit cost of borrowing for the forward currency contracts.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended June 30, 2006
(unaudited)

	One	Since
	Year	Inception**

Market Price	5.66%	5.72%
Net Asset Value	19.49	19.31
MSCI ACWI Index	18.03	18.05

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2006 (unaudited)
		Percentage
Security	Value	Net Assets

Bank of America Corp.	$5,911,490	4.12%
Eni SpA	5,045,177	3.52
Bristol-Myers Squibb Co.	4,595,322	3.20
Enel SpA	4,475,379	3.12
Citizens Communications Co.	4,363,920	3.04
Statoil ASA	4,044,756	2.82
Altria Group, Inc.	4,016,621	2.80
Lloyds TSB Group PLC	3,933,677	2.74
Citigroup, Inc.	3,704,832	2.58
OPAP SA	3,692,832	2.58

Portfolio Holdings Presented by Sector
June 30, 2006 (unaudited)
Percentage of
Sector	Total Investments

Commercial Services	0.8%
Consumer Discretionary	5.2
Consumer Durables	0.5
Consumer Staples	7.1
Emerging Markets Debt Obligations	6.5
Energy	8.3
Financials	22.0
Health Care	5.3
Process Industry	9.9
Producer Manufacturing	2.5
Technology	1.5
Telecommunications	17.0
Transportation	1.6
Utilities	11.6
Short-Term Investment	0.2

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
June 30, 2006 (unaudited)

Description	Shares	Value

Common Stocks—97.8%
Australia—9.6%
Amcor, Ltd. (c)	575,000	$2,853,670
Australia and New Zealand Banking Group, Ltd. (c)	70,660	1,395,891
BlueScope Steel, Ltd. (c)	409,775	2,420,316
Coca-Cola Amatil, Ltd.	270,608	1,425,431
National Australia Bank, Ltd.	51,563	1,346,935
Telstra Corp., Ltd. (c)	983,700	2,689,490
Wesfarmers, Ltd.	64,779	1,700,346

Total Australia		13,832,079

Brazil—2.9%
Brasil Telecom Participacoes SA ADR	37,100	1,208,347
Souza Cruz SA (c)	203,200	3,024,176

Total Brazil		4,232,523

Greece—3.3%
Motor Oil (Hellas) Corinth Refineries SA	37,100	988,606
OPAP SA	102,052	3,692,832

Total Greece		4,681,438

Hong Kong—1.2%
Pacific Basin Shipping, Ltd.	3,882,000	1,761,819

Israel—0.9%
Bank Hapoalim BM	298,400	1,269,802

Italy—9.6%
Enel SpA	519,300	4,475,379
Eni SpA	171,329	5,045,177
Mediaset SpA	235,912	2,781,202
Telecom Italia SpA	546,376	1,411,220

Total Italy		13,712,978

Japan—1.0%
Ichiyoshi Securities Co., Ltd.	46,100	698,063
Nissan Motor Co., Ltd.	63,900	698,727

Total Japan		1,396,790

Mexico—2.2%
Grupo Mexico SAB de CV, Series B	530,400	1,522,457
Kimberly-Clark de Mexico SA de CV	503,200	1,601,302

Total Mexico		3,123,759

Morocco—1.5%
Maroc Telecom	167,200	2,197,764

Netherlands—1.8%
Royal Dutch Shell PLC, A Shares	77,579	2,608,864

New Zealand—2.5%
Telecom Corp. of New Zealand, Ltd.	1,426,400	$3,516,085

Norway—3.5%
ABG Sundal Collier ASA	686,000	1,045,107
Statoil ASA	142,600	4,044,756

Total Norway		5,089,863

South Africa—0.8%
Kumba Resources, Ltd.	64,700	1,161,230

South Korea—1.4%
KT Corp. Sponsored ADR (c)	91,900	1,971,255

Spain—1.0%
Gestevision Telecinco SA	57,651	1,382,164

Taiwan—3.0%
Chunghwa Telecom Co., Ltd. Sponsored ADR (c)	39,300	725,871
Fubon Financial Holding Co., Ltd. .	1,625,000	1,405,318
Taiwan Semiconductor Manufacturing Co., Ltd.	1,228,778	2,216,408

Total Taiwan		4,347,597

Turkey—0.7%
Turkcell Iletisim Hizmetleri AS ADR	88,954	1,054,996

United Kingdom—18.9%
Barclays PLC	196,800	2,236,728
Dignity PLC	268,834	2,371,749
Drax Group PLC (a)	102,670	1,560,923
Gallaher Group PLC	154,500	2,414,634
HSBC Holdings PLC	125,300	2,205,088
Lloyds TSB Group PLC	400,156	3,933,677
National Grid PLC	204,112	2,208,465
Provident Financial PLC	95,500	1,086,287
Royal & Sun Alliance Insurance Group PLC	628,065	1,562,403
Royal Bank of Scotland Group PLC	54,984	1,808,149
Scottish and Southern Energy PLC	88,600	1,886,145
Scottish Power PLC	118,895	1,282,030
Tomkins PLC	196,161	1,043,985
Vodafone Group PLC	675,342	1,439,564

Total United Kingdom		27,039,827

United States—32.0%
Altria Group, Inc. (c)	54,700	4,016,621
Bank of America Corp. (c)	122,900	5,911,490
Brandywine Realty Trust (c)	35,100	1,129,167
Bristol-Myers Squibb Co. (c)	177,700	4,595,322
Centerplate, Inc. (c)	90,800	1,216,720
CenterPoint Energy, Inc. (c)	59,300	741,250
Citigroup, Inc. (c)	76,800	3,704,832

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Citizens Communications Co. (c)	334,400	$4,363,920
Du Pont (E.I.) de Nemours & Co. (c)	46,000	1,913,600
Embarq Corp. (a)	17,600	721,424
Ferrellgas Partners LP (c)	30,200	672,252
Health Care Property Investors, Inc. (c)	76,000	2,032,240
Healthcare Realty Trust, Inc.	22,700	722,995
Pfizer, Inc. (c)	49,100	1,152,377
Pitney Bowes, Inc.	24,600	1,015,980
The Dow Chemical Co. (c)	61,800	2,412,054
The Southern Co. (c)	109,300	3,503,065
US Shipping Partners LP	30,700	648,384
Verizon Communications, Inc. (c) .	89,000	2,980,610
Weyerhaeuser Co.	18,300	1,139,175
Xcel Energy, Inc. (c)	64,900	1,244,782

Total United States		45,838,260

Total Common Stocks
(Identified cost $137,407,303)		140,219,093

Preferred Stock—1.1%
Brazil—1.1%
Telemar Norte Leste SA
(Identified cost $1,964,346) (c)	81,400	1,632,325

	Principal
	Amount
Description	(000) (d)	Value

Foreign Government Obligations—5.2%
Costa Rica—0.5%
Costa Rican Treasury Bill,
0.00%, 10/11/06	386,550	725,018

Egypt—3.2%
Egypt Treasury Bills:
0.00%, 09/05/06	6,950	1,188,021
0.00%, 09/12/06	1,450	247,440
0.00%, 09/26/06	7,900	1,343,563
0.00%, 10/17/06	10,925	1,848,669

Total Egypt		4,627,693

Mexico—0.2%
Mexico Government Bond,
9.00%, 12/20/12	4,080	365,180

Turkey—1.3%
Turkey Government Bonds:
0.00%, 03/07/07	1,301	$715,169
0.00%, 05/09/07	552	292,239
15.00%, 02/10/10	1,361	818,228

Total Turkey		1,825,636

Total Foreign Government
Obligations
(Identified cost $7,893,572)		7,543,527

Structured Notes—1.7%
Brazil—1.2%
Citibank Brazil Inflation-Linked
Bond NTN-B:
10.52%, 05/18/09 (e)	557	540,714
10.54%, 08/17/10 (e)	698	672,041
9.90%, 05/18/15 (e)	659	581,807

Total Brazil		1,794,562

Colombia—0.2%
Citibank Colombia TES Linked Deposit,
10.83%, 04/26/12 (e)	251	235,047

Zambia—0.3%
Smith Barney ZMK Linked Deposit,
13.00%, 09/29/06	1,304,500	372,183

Total Structured Notes
(Identified cost $2,544,784)		2,401,792

Repurchase Agreement—0.2%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$245,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $245,520)
Proceeds of $237,079
(Identified cost $237,000) (c)	$237	237,000

Total Investments—106.0%
(Identified cost $150,047,005) (b)		$152,033,737
Liabilities in Excess of Cash
and Other Assets—(6.0)%		(8,630,126)

Net Assets—100.0%		$143,403,611

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2006 (unaudited)

Forward Currency Contracts open at June 30, 2006:
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	07/11/06	2,895,799	$937,000	$937,024	$24	$—
ARS	07/12/06	1,168,700	377,000	378,094	1,094	—
ARS	07/14/06	993,495	321,000	321,286	286	—
ARS	07/17/06	1,091,935	353,000	352,913	—	87
ARS	07/28/06	1,165,278	383,000	375,807	—	7,193
BRL	09/01/06	5,505,701	2,459,000	2,520,598	61,598	—
BRL	12/20/06	1,114,775	430,000	497,710	67,710	—
BRL	12/28/06	1,570,000	641,733	699,716	57,983	—
BWP	07/05/06	2,342,812	430,000	388,533	—	41,467
BWP	07/10/06	2,295,082	392,000	380,245	—	11,755
BWP	07/19/06	1,526,138	257,000	252,409	—	4,591
BWP	07/20/06	2,144,629	363,000	354,631	—	8,369
BWP	08/22/06	1,828,371	326,000	300,437	—	25,563
BWP	09/05/06	2,927,752	479,000	479,818	818	—
CLP	07/17/06	203,962,500	375,000	377,889	2,889	—
CLP	07/20/06	166,358,500	319,000	308,215	—	10,785
COP	07/10/06	1,041,006,500	449,000	402,942	—	46,058
COP	07/21/06	501,540,000	195,000	193,998	—	1,002
COP	07/27/06	1,193,567,500	505,000	461,504	—	43,496
COP	08/08/06	1,575,921,750	611,000	608,950	—	2,050
COP	08/11/06	705,472,000	302,000	272,560	—	29,440
COP	08/24/06	3,266,520,000	1,304,000	1,261,206	—	42,794
COP	09/08/06	894,558,000	361,000	345,092	—	15,908
COP	10/10/06	937,886,000	404,000	361,068	—	42,932
COP	11/17/06	350,640,000	144,000	134,669	—	9,331
CSD	08/11/06	25,293,000	361,277	375,413	14,136	—
EUR	07/27/06	420,000	526,617	538,075	11,458	—
EUR	08/08/06	968,000	1,220,677	1,241,113	20,436	—
GHC	08/31/06	1,355,756,000	146,000	146,899	899	—
GHC	09/07/06	4,953,273,000	527,000	536,249	9,249	—
GHC	09/18/06	1,047,358,000	111,599	113,240	1,641	—
GHC	10/13/06	1,283,279,000	137,000	138,284	1,284	—
IDR	07/27/06	3,083,960,000	326,000	332,933	6,933	—
IDR	09/19/06	16,572,200,000	1,720,000	1,789,075	69,075	—
IDR	11/13/06	3,357,185,000	377,000	362,430	—	14,570
ILS	09/19/06	6,155,410	1,370,000	1,386,841	16,841	—
ILS	09/29/06	1,630,658	356,000	367,371	11,371	—
INR	07/05/06	72,353,520	1,558,000	1,571,343	13,343	—
INR	07/07/06	16,766,420	374,000	364,108	—	9,892
INR	08/17/06	9,931,650	219,000	215,477	—	3,523
INR	09/05/06	55,592,500	1,202,000	1,205,606	3,606	—
ISK	07/10/06	25,814,295	351,000	339,013	—	11,987
KRW	07/05/06	1,760,673,000	1,817,000	1,856,187	39,187	—
KRW	08/07/06	1,716,911,000	1,813,000	1,811,980	—	1,020
KRW	08/08/06	278,772,800	296,000	294,218	—	1,782
KZT	09/15/06	23,911,630	200,500	202,552	2,052	—
KZT	12/15/06	23,835,440	200,500	202,351	1,851	—
MXN	08/17/06	8,569,000	760,809	757,215	—	3,594
MXN	11/24/06	7,791,679	687,000	684,576	—	2,424

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2006 (unaudited)

Forward Currency Contracts open at June 30, 2006 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

MXN	01/08/07	3,997,965	$358,000	$350,274	$—	$7,726
MXN	03/30/07	4,133,238	366,000	360,085	—	5,915
MYR	07/12/06	1,932,480	528,000	526,296	—	1,704
MYR	07/31/06	1,530,165	413,000	417,206	4,206	—
MYR	08/07/06	1,360,836	367,000	371,168	4,168	—
MYR	08/14/06	633,822	178,000	172,936	—	5,064
MYR	08/14/06	3,000,051	813,000	818,551	5,551	—
MYR	11/10/06	1,253,120	356,000	343,592	—	12,408
MYR	11/13/06	1,921,000	522,153	526,803	4,650	—
NGN	08/10/06	88,536,640	674,000	684,904	10,904	—
NGN	10/05/06	98,557,700	755,000	755,862	862	—
PEN	08/23/06	1,171,238	359,000	359,349	349	—
PHP	07/17/06	108,606,660	2,027,000	2,042,135	15,135	—
PHP	07/31/06	5,375,000	100,000	100,980	980	—
PHP	08/11/06	34,686,420	673,000	651,154	—	21,846
PHP	09/18/06	33,402,720	624,000	625,547	1,547	—
PHP	06/26/07	20,815,180	382,000	382,990	990	—
PLN	07/19/06	1,641,613	511,000	515,417	4,417	—
PLN	07/24/06	1,452,000	470,344	455,970	—	14,374
PLN	07/31/06	1,525,194	499,000	479,081	—	19,919
PLN	08/14/06	8,386,907	2,677,000	2,635,769	—	41,231
RON	07/10/06	1,663,000	606,072	594,277	—	11,795
RON	07/19/06	1,001,164	358,250	357,491	—	759
RON	07/19/06	720,000	257,594	257,094	—	500
RON	07/24/06	5,886,000	2,094,289	2,100,842	6,553	—
RON	07/26/06	2,190,000	771,127	781,525	10,398	—
RON	07/31/06	987,000	344,467	352,070	7,603	—
RUB	02/01/07	120,623,940	4,282,000	4,499,520	217,520	—
RUB	02/26/07	10,641,940	394,000	396,946	2,946	—
RUB	02/26/07	1,958,400	68,000	73,049	5,049	—
RUB	09/19/08	16,102,170	549,000	592,072	43,072	—
SGD	07/13/06	784,247	483,000	496,240	13,240	—
SGD	08/07/06	812,749	519,000	514,875	—	4,125
SGD	08/07/06	2,739,764	1,732,000	1,735,637	3,637	—
SGD	08/23/06	344,000	212,692	218,080	5,388	—
SGD	08/28/06	92,308	57,000	58,532	1,532	—
SGD	10/13/06	1,375,975	858,000	874,483	16,483	—
SIT	07/17/06	286,697,000	1,529,867	1,531,159	1,292	—
SKK	07/27/06	16,915,149	568,500	563,182	—	5,318
SKK	08/10/06	18,270,780	627,000	608,525	—	18,475
SKK	08/28/06	11,889,007	389,000	396,127	7,127	—
THB	07/10/06	2,449,920	64,000	64,191	191	—
THB	07/21/06	39,062,275	1,015,000	1,023,143	8,143	—
TRY	07/05/06	5,177,286	3,870,000	3,252,008	—	617,992
TRY	07/05/06	603,602	409,000	379,141	—	29,859
TRY	07/05/06	695,074	454,000	436,597	—	17,403
TRY	08/03/06	2,636,847	1,647,000	1,635,134	—	11,866
TRY	02/09/07	1,049,000	638,661	602,430	—	36,231

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2006 (unaudited)

Forward Currency Contracts open at June 30, 2006 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

TZS	07/05/06	121,188,000	$100,654	$96,500	$—	$4,154
TZS	07/20/06	943,228,000	748,000	749,585	1,585	—
TZS	08/09/06	192,030,000	155,421	152,123	—	3,298
TZS	08/16/06	227,695,000	186,082	180,143	—	5,939
TZS	10/13/06	507,482,000	412,973	397,376	—	15,597
TZS	10/26/06	314,160,000	255,000	245,401	—	9,599
TZS	10/26/06	264,557,500	215,000	206,655	—	8,345
TZS	12/05/06	77,481,000	60,994	60,075	—	919
TZS	12/15/06	269,059,000	210,805	208,229	—	2,576
TZS	12/20/06	442,308,000	348,000	341,992	—	6,008
TZS	05/08/07	1,030,179,000	785,796	773,601	—	12,195
UAH	08/01/06	1,301,000	258,002	259,163	1,161	—
UAH	08/07/06	7,822,080	1,552,000	1,556,960	4,960	—
UAH	08/10/06	824,580	162,000	164,066	2,066	—
UAH	09/11/06	1,246,560	245,000	246,993	1,993	—

Total Forward Currency Purchase Contracts			$73,922,455	$73,409,164	$831,462	$1,344,753

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	07/17/06	1,091,935	$351,760	$352,913	$—	$1,153
BRL	12/28/06	1,100,274	476,000	490,369	—	14,369
BWP	07/05/06	2,342,812	386,564	388,532	—	1,968
COP	07/10/06	1,041,006,500	403,961	402,942	1,019	—
COP	10/10/06	937,886,000	362,678	361,068	1,610	—
EUR	08/08/06	968,000	1,234,703	1,241,113	—	6,410
INR	07/05/06	55,850,290	1,212,029	1,212,933	—	904
INR	07/05/06	16,503,230	359,000	358,410	590	—
INR	07/07/06	16,766,420	363,855	364,108	—	253
KRW	07/05/06	1,760,673,000	1,857,250	1,856,187	1,063	—
MXN	08/17/06	4,196,800	366,149	370,858	—	4,709
PEN	08/23/06	1,171,238	356,324	359,349	—	3,025
RUB	07/21/06	27,021,960	1,008,000	1,007,210	790	—
SKK	07/27/06	16,114,560	526,617	536,527	—	9,910
TRY	07/05/06	504,000	321,203	316,577	4,626	—
TRY	07/05/06	351,874	229,788	221,023	8,765	—
TRY	07/05/06	2,791,154	1,766,553	1,753,207	13,346	—
TRY	07/05/06	1,173,000	750,720	736,796	13,924	—
TRY	07/05/06	484,515	356,287	304,338	51,949	—
TRY	07/05/06	524,308	387,000	329,333	57,667	—
TRY	07/05/06	647,112	472,000	406,470	65,530	—
TRY	02/09/07	295,000	209,413	169,415	39,998	—
TRY	02/09/07	754,000	525,179	433,014	92,165	—
TZS	05/08/07	1,030,179,000	776,907	773,601	3,306	—
UAH	07/11/06	3,007,000	595,033	600,378	—	5,345

Total Forward Currency Sale Contracts			$15,654,973	$15,346,671	356,348	48,046

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,187,810	$1,392,799

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2006 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $150,047,005, aggregate gross unrealized appreciation was $7,837,148, aggregate gross unrealized depreciation was $5,850,416 and the net unrealized appreciation was $1,986,732.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” Principal amount denominated in U.S. dollar.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional”
TES	— Titulos de Tesoreria

Currency Abbreviations:

ARS	— Argentine Peso	MYR	— Malaysian Ringgit
BRL	— Brazilian Real	NGN	— Nigerian Naira
BWP	— Botswanian Pula	PEN	— Peruvian New Sol
CLP	— Chilean Peso	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
CSD	— Serbian Dinar	RON	— Romanian Leu
EUR	— Euro	RUB	— Russian Ruble
GHC	— Ghanaian Cedi	SGD	— Singapore Dollar
IDR	— Indonesian Rupiah	SIT	— Slovenian Tolar
ILS	— Israeli Shekel	SKK	— Slovenska Koruna
INR	— Indian Rupee	THB	— Thai Baht
ISK	— Iceland Krona	TRY	— New Turkish Lira
KRW	— South Korean Won	TZS	— Tanzanian Shilling
KZT	— Kazakhstanian Tenge	UAH	— Ukranian Hryvnia
MXN	— Mexican Peso	ZMK	— Zambian Kwacha
Portfolio holdings by industry (as percentage of net assets):
Industry

Alcohol & Tobacco	6.6%
Automotive	0.5
Banking	11.3
Chemicals	3.0
Commercial Services	0.8
Drugs	4.0
Electric	11.8
Energy Integrated	8.8
Financial Services	8.3
Food & Beverages	1.0
Forest & Paper Products	3.9
Gas Utilities	0.5
Health Services	1.7
Insurance	1.1
Leisure & Entertainment	5.5
Manufacturing	2.6
Metals & Mining	3.6
Real Estate	2.7
Semiconductors & Components	1.5
Telecommunications	18.0
Transportation	1.7

Subtotal	98.9
Foreign Government Obligations	5.2
Structured Notes	1.7
Repurchase Agreement	0.2

Total Investments.	106.0%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2006 (unaudited)

ASSETS
Investments in securities, at value (cost $150,047,005)	$152,033,737
Cash	501
Receivables for:
Investments sold	1,750,532
Dividends and interest	618,115
Gross appreciation on forward currency contracts	1,187,810

Total assets	155,590,695

LIABILITIES
Payables for:
Management fees	154,030
Accrued directors’ fees	486
Line of credit outstanding	9,050,000
Investments purchased	1,456,123
Gross depreciation on forward currency contracts	1,392,799
Other accrued expenses and payables	133,646

Total liabilities	12,187,084

Net assets	$143,403,611

NET ASSETS
Paid in capital	$128,564,427
Distributions in excess of net investment income	(413,085)
Accumulated undistributed net realized gain	13,463,203
Net unrealized appreciation (depreciation) on:
Investments	1,986,732
Foreign currency and forward currency contracts	(197,666)

Net assets	$143,403,611

Shares of common stock outstanding*	6,745,237
Net assets per share of common stock	$21.26
Market value per share	$19.62

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the six months ended June 30, 2006 (unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $338,593)	$5,114,956
Interest	421,559

Total investment income	5,536,515

Expenses:
Management fees	929,629
Custodian fees	58,395
Professional services	50,964
Administration fees	32,769
Shareholders’ reports	24,537
Shareholders’ services	20,706
Shareholders’ meeting	7,144
Directors’ fees and expenses	4,669
Other	19,571

Total gross expenses before interest expense	1,148,384
Interest expense	206,988

Total gross expenses	1,355,372
Expense reductions	(2,803)

Total net expenses	1,352,569

Net investment income	4,183,946

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (net of foreign capital gains taxes of $35,603)	11,277,168
Foreign currency and forward currency contracts	1,108,586
Net change in unrealized depreciation on:
Investments	(3,323,461)
Foreign currency and forward currency contracts	(5,966)

Net realized and unrealized gain on investments and foreign currency	9,056,327

Net increase in net assets resulting from operations	$13,240,273

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2006	Period Ended
	(unaudited)	December 31, 2005**

INCREASE IN NET ASSETS
Operations:
Net investment income	$4,183,946	$1,779,876
Net realized gain on investments and foreign currency	12,385,754	4,258,543
Net change in unrealized appreciation (depreciation) on investments
and foreign currency	(3,329,427)	5,118,493

Net increase in net assets resulting from operations	13,240,273	11,156,912

Distributions to Stockholders:
From net investment income	(4,723,015)	(4,834,986)

Net decrease in net assets resulting from distributions	(4,723,015)	(4,834,986)

Capital Stock Transactions:
Proceeds from common shares issued in offering	—	128,734,000
Offering costs for common shares charged to paid in capital	—	(269,600)

Net increase in net assets from capital stock transactions	—	128,464,400

Total increase in net assets	8,517,258	134,786,326
Net assets at beginning of period***	134,886,353	100,027

Net assets at end of period*	$143,403,611	$134,886,353

*Includes undistributed (distributions in excess of) net investment income	$(413,085)	$125,984

Transactions in Capital Shares:
Common shares outstanding at beginning of period***	6,745,237	5,237

Common shares issued in offering	—	6,740,000

Net increase	—	6,740,000

Common shares outstanding at end of period	6,745,237	6,745,237

**	Fund commenced operations on June 28, 2005.

***	Represents initial seed capital on June 20, 2005 for the period ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

	Six Months	For the Period
	Ended	6/28/05* to
	6/30/06†	12/31/05

Net asset value, beginning of period	$20.00	$19.06 (a)

Income from investment operations:
Net investment income	0.62	0.26
Net realized and unrealized gain	1.34	1.40

Total from investment operations	1.96	1.66

Less distributions from:
Net investment income	(0.70)	(0.72)

Total distributions	(0.70)	(0.72)

Net asset value, end of period	$21.26	$20.00

Market value, end of period	$19.62	$17.76

Total Return based upon:
Net asset value (b)	9.85%	8.77%
Market value (b)	14.52%	(7.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$143,404	$134,886
Ratios to average net assets:
Net expenses (c)	1.89%	2.00%
Gross expenses (c)	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.61%	1.79%
Net investment income (c)	5.85%	2.65%
Portfolio turnover rate	57%	37%

†	Unaudited.

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)	Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Past performance is not idicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their orginal cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
June 30, 2006 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

In accordance with accounting principles generally accepted in the United States, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the Portfolio of Investments. The related amount payable upon the return

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

At June 30, 2006, the Fund had no securities on loan.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(h) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the Fund did not elect to defer any net capital and currency losses arising between November 1, 2005 and December 31, 2005.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distribution as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

(j) Expense Reductions—When the Fund leaves excess cash in a demand deposit account, it may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(k) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included in the Fund’s Semi-Annual Report dated June 30, 2005 under “Other Information—Board Consideration of Management Agreement.”

	Fund’s	Typical
	management	management
	fee based on	fee formula,
	Total Leveraged	calculated
	Assets (includes	excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments

World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2006 (unaudited)

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2006 were $87,683,148 and $87,335,912, respectively.

For the period ended June 30, 2006, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $15 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $15 million or 33 1 / 3 % of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period June 30, 2006, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate

$9,162,017	$12,075,000	5.22%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The first Annual Meeting of Stockholders was held on April 26, 2006, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:
  two Class I Directors (Robert M. Solmson and Charles Carroll), each to serve for a one-year term expiring at the 2007 Annual Meeting and until his successor is duly elected and qualified;

  two Class II Directors (Kenneth S. Davidson and Lester Z. Lieberman), each to serve for a two-year term expiring at the 2008 Annual Meeting and until his successor is duly elected and qualified; and

  three Class III Directors (John J. Burke, Richard Reiss, Jr. and Ashish Bhutani), each to serve for a three-year term expiring at the 2009 Annual Meeting and until his successor is duly elected and qualified.
Director	For	Withhold Authority
Robert M. Solmson	5,018,978	54,070
Charles Carroll	5,022,446	50,602
Kenneth S. Davidson	5,018,476	54,572
Lester Z. Lieberman	5,018,382	54,666
John J. Burke	5,016,731	56,317
Richard Reiss, Jr.	5,015,676	57,372
Ashish Bhutani	5,022,290	50,758

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Board of Directors:

Class I—Directors with Term Expiring in 2007

Independent Directors:

Leon Pollack (65)	Director	Director, Lazard Alternative Strategies Fund, LLC; Former Managing Director,
Donaldson, Lufkin & Jenrette.
Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial
Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Inde-
pendent Bank, Memphis.

Interested Director(3):

Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director

Class II—Directors with Term Expiring in 2008

Independent Directors:

Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London; President,
Aquiline Advisors LLC.
Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Class III—Directors with Term Expiring in 2009

Independent Directors:

John J. Burke (78)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Com-
pany; Trustee Emeritus, The University of Montana Foundation.

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Interested Director(3):

Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of
Wasserstein Perella Group.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in April 2005, except Messrs. Bhutani and Pollack, who became Directors in July 2005 and August 2006, respectively. Each Director also serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios).

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment
Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
2006; Chief Compliance Officer at Aeltus Investment Management, from
1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual
Fund Finance Group at UBS Global Asset Management, from August 1998 to
August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in April 2005, except Mr. Kawakami, who became an officer in August 2006. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 25, 2006 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (the “SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosure in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END
         MANAGEMENT INVESTMENTCOMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            The Registrant has a Nominating Committee (the "Committee") of the
Board of Directors (the "Board"), which is currently comprised of all of the
Directors who are not "interested persons" (as defined in the Investment Company
Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may
be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the
Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant's proxy statement released to stockholders in connection with the previous year's annual meeting.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By       /s/ Charles Carroll
         -------------------------
         Charles Carroll
         Chief Executive Officer

Date     September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Charles Carroll
         -------------------------
         Charles Carroll
         Chief Executive Officer

Date     September 6, 2006

By       /s/ Stephen St. Clair
         -------------------------
         Stephen St. Clair
         Chief Financial Officer

Date     September 6, 2006